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                                                                   Exhibit 23.02



                        Independent Auditors' Consent


The Board of Directors
Guilford Pharmaceuticals Inc.:

We consent to the use of our report incorporated by reference herein and to the reference to our firm under the heading "Experts" in the prospectus.

                                                    /s/ KPMG PEAT MARWICK LLP
                                                        KPMG Peat Marwick LLP





Princeton, New Jersey
September 11, 1997